UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2006 (October 19, 2006)

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
  Item 2.02. Results of Operations and Financial Condition.
     On October 19, 2006, BancorpSouth, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 9 — Financial Statements and Exhibits
  Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.
     Exhibit 99.1      Press release issued on October 19, 2006 by BancorpSouth, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ L. Nash Allen, Jr.
L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: October 19, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on October 19, 2006 by BancorpSouth, Inc.